UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2006
GENVEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 632 0740

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 – Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On November 8, 2006, GenVec, Inc. (“GenVec”) issued a press release reporting financial results for the three and nine months ended September 30, 2006 and hosted a conference call at 4:30 p.m. eastern time on that same day to discuss those financial results.
     A copy of GenVec’s press release and of the transcript of the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and both are incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	GenVec, Inc. press release dated November 8, 2006, announcing financial results for the three and nine months ended September 30, 2006.
99.2	Transcript of November 8, 2006, conference call announcing financial results for the three and nine months ended September 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.
Date: November 14, 2006	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX
99.1	GenVec, Inc. press release dated November 8, 2006, announcing financial results for the three and nine months ended September 30, 2006.

99.2	Transcript of November 8, 2006, conference call announcing financial results for the three and nine months ended September 30, 2006.

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